Exhibit 99.1

FOR IMMEDIATE RELEASE:	CONTACT:	Robert K. Chapman
January 31, 2008		United Bancorp, Inc.
734-214-3801
UNITED BANCORP, INC. ANNOUNCES
FOURTH QUARTER AND FULL YEAR 2007 EARNINGS
TECUMSEH, MI — United Bancorp, Inc. (UBMI), reported income of $5,581,600 or $1.06 per share for the year ended December 31, 2007, compared to $8,971,500 or $1.69 per share for 2006. Return on average shareholders’ equity (ROE) for 2007 was 7.44%, compared to 12.62% for 2006, and return on average assets (ROA) for the year ended December 31, 2007 was .72%, compared to 1.23% for 2006.
For the fourth quarter of 2007, United recorded a loss of $749,900 or $0.15 per share compared to income of $2.197 million or $0.42 per share for the fourth quarter of 2006. The decline in earnings reflects the Company’s addition to its provision for loan loss resulting from the continued deterioration of the Michigan and local economies. Robert K. Chapman, President and Chief Executive Officer of United Bancorp commented, “United has proactively addressed these challenges by taking additional provision for loan losses, establishing plans to effectively deal with these problems and putting strategies in place to prepare for the future.” In spite of the decline in earnings, the Company’s assets have continued to grow, and United remains well capitalized.
Financial Performance
Net income for the quarter and year to date were down from prior periods. For the year, total revenues increased and noninterest expenses grew modestly. United’s net interest income increased by 1.7% in 2007 over full-year 2006, in spite of a decline in net interest margin, which moved from 4.44% for 2006 to 4.21% for all of 2007. “It has been a difficult year for United. While disappointing to all of us, it is a reflection of the difficult economic conditions we are experiencing in the State of Michigan, and the resulting impact it is having on the banking industry,” said Mr. Chapman.
Total noninterest income for the year reached $13.65 million, for an improvement of $1.48 million over 2006 levels. That represents an increase of 12.1% from 2006 to 2007, with income from loan sales and servicing providing most of the increase. In addition, the Company’s newest subsidiary, United Structured Finance, contributed to the Company’s noninterest income during the fourth quarter of 2007, and the Company’s wealth management group continues to provide a significant contribution to the success of the Company. Wealth Management assets under management totaled $729.7 million at December 31, 2007.
Total noninterest expense declined 9.0% during the fourth quarter compared to the third quarter of 2007, resulting in a full-year 2007 increase of 2.4%. For the year, compensation costs were down, while occupancy and equipment expenses and marketing costs reflect continued growth of United within its markets.
Asset Quality
In December of 2007, the Company identified adverse developments with respect to certain loans in the loan portfolios of its subsidiary banks. In response to this determination, the Company increased its provision for loan losses during the fourth quarter, to address the risks within its loan portfolio. The action taken followed a thorough evaluation of the Company’s entire commercial loan portfolio, and reflects the negative impact of the continued deterioration in the Southeast Michigan real estate markets and the economy in general.
The Company’s provision for the fourth quarter of 2007 was $5.8 million, bringing the full-year provision to $8.6 million, up from $2.1 million for all of 2006. At the end of 2007, the Company’s allowance for loan loss was 1.89% of total loans, up from 1.30% at the end of 2006. The Company’s ratio of total nonperforming loans to total loans increased from 1.04% at the end of 2006 to 2.33% at December 31, 2007. At the end of 2007, non-performing loans totaled $15.2 million, compared to $6.3 million one year earlier.
Financial Condition
Total assets at December 31, 2007 were $795.7 million, representing growth of $44.7 million, or 6.0% for the year. Loans, including loans held for sale, totaled $650.3 million on December 31, 2007, up 8.1% from the end of 2006. Deposit growth of $43.5 million for the year brought the year-end total deposits to $671.5 million, for an increase of 6.9% for the year.
Other Company News
At its meeting of January 9, 2008, the board of directors of United Bancorp, Inc. declared a cash dividend of $0.20 per share payable January 31, 2008 to shareholders of record January 21, 2008. This dividend represented the same per-share amount paid by the Company for the prior two quarters.
About United Bancorp, Inc.
United Bancorp, Inc. is an independent financial holding company that is the parent company for United Bank & Trust and United Bank & Trust — Washtenaw. The subsidiary banks operate seventeen banking offices in Lenawee, Washtenaw and Monroe counties, and United Bank & Trust maintains an active wealth management group that serves the Company’s market area. For more information, visit the company’s website at www.ubat.com.
Unaudited Consolidated Financial Statements Follow.
Safe Harbor Statement
This news release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21 B of the Securities Act of 1934, as amended, which are intended to be safe harbors created thereby. Those statements are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and about the Company itself. Words such as “anticipate,” “believe,” “determine,” “estimate,” “expect,” “forecast,” “intend,” “is likely,” “plan,” “project,” “opinion,” variations of such terms, and similar expressions are intended to identify such forward-looking statements. The presentations and discussions of the provision and allowance for loan losses presented in this report are inherently forward-looking statements in that they involve judgments and statements of belief as to the outcome of future events.
These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Internal and external factors that may cause such a difference include changes in economic conditions in the market area the Company conducts business which could materially impact credit quality trends, interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of pending and future litigation and contingencies; trends in customer behavior and customer ability to repay loans; software failure, errors or miscalculations; and the vicissitudes of the national economy. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.
###

United Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands except per share data)

	December 31,	December 31,
	2007	2006
Assets
Cash and demand balances in other banks	$17,996	$17,606
Federal funds sold	11,130	3,770

Total cash and cash equivalents	29,126	21,376

Securities available for sale	85,898	95,811

Loans held for sale	5,770	5,772
Portfolio loans
Personal	98,659	91,817
Business	451,718	420,433
Residential Mortgage	94,154	83,741

Total loans	650,300	601,763
Less allowance for loan losses	12,306	7,849

Net loans	637,994	593,914

Premises and equipment, net	13,160	13,215
Goodwill	3,469	3,469
Bank owned life insurance	11,961	11,499
Accrued interest receivable and other assets	14,080	11,705

Total Assets	$795,687	$750,989

Liabilities
Deposits
Non-interest bearing	$77,878	$81,373
Interest bearing deposits	593,659	546,629

Total deposits	671,537	628,002
Short term borrowings	—	77
FHLB Advances outstanding	44,611	40,945
Accrued interest payable and other liabilities	6,572	7,430

Total Liabilities	722,720	676,453

Shareholders’ Equity
Common stock and paid in capital, no par value; 10,000,000 shares authorized; 5,092,230 and 5,247,432 shares issued and outstanding, respectively	67,860	71,075
Retained earnings	4,814	3,393
Accumulated other comprehensive income (loss), net of tax	293	68

Total Shareholders’ Equity	72,967	74,536

Total Liabilities and Shareholders’ Equity	$795,687	$750,989

Book value per share of common stock	$14.33	$14.20
     (Per share values restated to reflect 2007 stock dividend)

United Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income (Unaudited)
(Dollars in thousands except per share data)

	Quarter to Date		Year to Date
	December 31,	December 31,	December 31,	December 31,
	2007	2006	2007	2006
Interest Income
Interest and fees on loans	$11,981.7	$11,279.1	$47,301.3	$42,900.4
Interest on investment securities	980.1	1,026.5	4,062.0	3,796.6
Interest on federal funds sold	116.1	67.9	270.8	358.6

Total interest income	13,077.9	12,373.5	51,634.1	47,055.7

Interest Expense
Interest on deposits	5,116.2	4,456.3	19,630.6	15,890.3
Interest on fed funds purchased	15.4	14.1	175.4	61.6
Interest on FHLB advances	535.1	479.6	2,066.9	1,850.3

Total interest expense	5,666.6	4,950.1	21,872.9	17,802.1

Net Interest Income	7,411.3	7,423.4	29,761.2	29,253.6
Provision for loan losses	5,801.0	921.3	8,637.2	2,123.0

Net Interest Income After Provision for Loan Losses	1,610.3	6,502.1	21,124.0	27,130.6

Noninterest Income
Service charges on deposit accounts	956.0	881.7	3,579.4	3,364.4
Trust & Investment fee income	952.6	947.8	3,775.0	3,769.2
Gains (losses) on securities transactions	8.3	13.8	9.0	12.1
Income from loan sales and servicing	507.3	276.5	1,749.2	905.7
ATM, debit and credit card fee income	569.0	496.0	2,117.9	1,905.2
Sales of nondeposit investment products	278.1	206.3	1,026.0	992.7
Income from bank-owned life insurance	120.7	105.6	461.4	407.7
Other fee income	159.8	182.8	850.9	816.9
Other income	14.6	—	83.3	1.1

Total noninterest income	3,566.5	3,110.5	13,652.1	12,174.9

Noninterest Expense
Salaries and employee benefits	3,531.9	3,540.6	14,862.0	15,037.7
Occupancy and equipment expense	1,078.5	1,064.3	4,724.0	4,344.3
External data processing	451.7	475.6	1,605.4	1,536.6
Advertising and marketing	251.2	243.3	1,192.8	1,062.7
Other expense	1,299.3	1,274.1	5,175.5	4,932.8

Total noninterest expense	6,612.5	6,597.9	27,559.7	26,914.0

Income (Loss) Before Federal Income Tax	(1,435.7)	3,014.7	7,216.4	12,391.5
Federal income tax	(685.8)	817.6	1,634.8	3,419.9

Net Income (Loss)	$(749.9)	$2,197.1	$5,581.6	$8,971.5

Basic and diluted earnings (loss) per share	$(0.15)	$0.42	$1.06	$1.69
     (Earnings per share restated to reflect 2007 stock dividend)

United Bancorp, Inc. and Subsidiaries
Financial Summary & Selected Ratios (Unaudited)
(Dollars in thousands except per share data)

Quarter to Date
December 31,	Change
2007	2006	Amount	Percentage
Financial Summary
Interest Income	$13,077.9	$12,373.5	$704.4	5.7%
Interest Expense	5,666.6	4,950.1	716.5	14.5%

Net Interest Income	7,411.3	7,423.4	(12.1)	-0.2%
Provision for loan losses	5,801.0	921.3	4,879.7	529.6%
Non-interest income	3,566.5	3,110.5	456.0	14.7%
Non-interest expense	6,612.5	6,597.9	14.6	0.2%

Income (loss) before taxes	(1,435.7)	3,014.7	(4,450.4)	-147.6%
Federal income tax	(685.8)	817.6	(1,503.4)	-183.9%

Net income (loss)	$(749.9)	$2,197.1	$(2,947.0)	-134.1%

Performance Ratios
Return on average assets (annualized)	-0.37%	1.18%	-1.55%	-131.4%
Return on average equity (annualized)	-3.97%	11.85%	-15.82%	-133.5%
Net interest margin (tax equivalent)	4.06%	4.39%	-0.32%	-7.4%
Efficiency ratio	59.0%	61.2%	-2.22%	3.6%

Balance Sheet Data
Average earning assets	758,261	703,339	54,922	7.8%
Total loans	650,300	601,763	48,537	8.1%
Allowance for loan loss	12,306	7,849	4,457	56.8%
Average loans	650,606	592,948	57,658	9.7%
Total deposits	671,537	628,002	43,535	6.9%
Average deposits	665,498	618,066	47,432	7.7%
Total assets	795,687	750,989	44,698	6.0%
Average assets	797,472	741,678	55,794	7.5%

Asset Quality
Net charge offs	1,211	66	1,145	1730.9%
Non-accrual loans	13,695	5,427	8,268	152.4%
Non-performing loans	15,150	6,282	8,868	141.2%
Loans over 90 days past due/total loans	0.22%	0.14%	0.08%	57.4%
Nonperforming loans/total loans	2.33%	1.04%	1.29%	123.2%
Allowance for loan loss/total loans	1.89%	1.30%	0.59%	45.1%
Allowance for loan loss/nonperforming loans	81.2%	124.9%	-43.7%	-35.0%
Other real estate owned	2,253	1,063	1,190	111.9%

Stock Performance
Earnings (loss) per share:
Basic and diluted	$(0.15)	$0.42	$(0.56)	-134.9%
Market Value:
High	$22.00	$22.50	$(0.50)	-2.2%
Low	$17.00	$22.00	$(5.00)	-22.7%
Close	$17.00	$22.50	$(5.50)	-24.4%
Shares outstanding	5,092,230	5,247,432	(155,202)	-3.0%
Dividends/share	$0.20	$0.19	$0.01	5.3%
Dividend payout ratio	137.9%	45.8%	92.15%	201.3%
Price/Earnings ratio (prior 12 months)	16.1	x	13.3	x	2.8	x	21.2%
Selling price/Book	118.6%	158.4%	-39.8%	-25.1%
Book Value per share	$14.33	$14.20	$0.12	0.9%
All per-share data is restated to reflect 100% stock dividend in 2007

United Bancorp, Inc. and Subsidiaries
Financial Summary & Selected Ratios (Unaudited)
(Dollars in thousands except per share data)

Year to Date
December 31,	Change
2007	2006	Amount	Percentage
Financial Summary
Interest Income	$51,634.1	$47,055.7	$4,578.3	9.7%
Interest Expense	21,872.9	17,802.1	4,070.8	22.9%

Net Interest Income	29,761.2	29,253.6	507.6	1.7%
Provision for loan losses	8,637.2	2,123.0	6,514.2	306.8%
Non-interest income	13,652.1	12,174.9	1,477.2	12.1%
Non-interest expense	27,559.7	26,914.0	645.7	2.4%

Income before taxes	7,216.4	12,391.5	(5,175.1)
Federal income tax	1,634.8	3,419.9	(1,785.1)	-52.2%

Net income	$5,581.6	$8,971.5	$(3,390.0)	-37.8%

Performance Ratios
Return on average assets (annualized)	0.72%	1.23%	-0.51%	-41.46%
Return on average equity (annualized)	7.44%	12.62%	-5.18%	-41.05%
Net interest margin (tax equivalent)	4.21%	4.44%	-0.23%	-5.15%
Efficiency ratio	62.1%	63.5%	-1.4%	2.27%

Balance Sheet Data
Average earning assets	741,133	689,384	51,749	7.5%
Total loans	650,300	601,763	48,537	8.1%
Allowance for loan loss	12,306	7,849	4,457	56.8%
Average loans	633,855	574,709	59,147	10.3%
Total deposits	671,537	628,002	43,535	6.9%
Average deposits	647,342	615,914	31,428	5.1%
Total assets	795,687	750,989	44,698	6.0%
Average assets	777,243	729,967	47,276	6.5%

Asset Quality
Net charge offs	4,182	635	3,547	558.6%
Non-accrual loans	13,695	5,427	8,268	152.4%
Non-performing loans	15,150	6,282	8,868	141.2%
Loans over 90 days past due/total loans	0.22%	0.14%	0.08%	57.4%
Nonperforming loans/total loans	2.33%	1.04%	1.29%	123.2%
Allowance for loan loss/total loans	1.89%	1.30%	0.59%	45.1%
Allowance for loan loss/nonperforming loans	81.2%	124.9%	-43.7%	-35.0%

Stock Performance
Earnings per share:
Basic and diluted	$1.06	$1.69	$(0.63)	-37.1%
Market Value:
High	$24.00	$29.31	$(5.31)	-18.1%
Low	$17.00	$21.39	$(4.39)	-20.5%
Close	$17.00	$22.50	$(5.50)	-24.4%
Shares outstanding	5,092,230	5,247,432	(155,202)	-3.0%
Dividends/share	$0.79	$0.73	$0.06	8.7%
Dividend payout ratio	74.3%	43.0%	31.30%	72.8%
Price/Earnings ratio (prior 12 months)	16.1	x	13.3	x	2.8	x	21.2%
Selling price/Book	118.6%	158.4%	-39.8%	-25.1%
Book Value per share	$14.33	$14.20	$0.12	0.9%
All per-share data is restated to reflect 100% stock dividend in 2007

United Bancorp, Inc. and Subsidiaries
Financial Summary & Selected Ratios (Unaudited)
(Dollars in thousands except per share data)

Quarter Ended
December 31,	September 30,	June 30,	March 31,	December 31,
2007	2007	2007	2007	2006
Financial Summary
Interest Income	$13,077.9	13,322.4	12,880.3	12,353.5	12,373.5
Interest Expense	5,666.6	5,742.4	5,402.4	5,061.5	4,950.1

Net Interest Income	7,411.3	7,580.0	7,477.9	7,292.0	7,423.4
Provision for loan losses	5,801.0	617.5	710.0	1,508.7	921.3
Non-interest income	3,566.5	3,538.2	3,338.3	3,209.1	3,110.5
Non-interest expense	6,612.5	7,267.0	6,990.4	6,689.7	6,597.9

Income (loss) before taxes	(1,435.7)	3,233.7	3,115.7	2,302.7	3,014.7
Federal income tax	(685.8)	895.4	848.6	576.7	817.6

Net income (loss)	$(749.9)	$2,338.3	$2,267.2	$1,726.0	$2,197.1

Performance Ratios
Return on average assets (annualized)	-0.37%	1.18%	1.18%	0.92%	1.18%
Return on average equity (annualized)	-3.97%	12.32%	12.11%	9.35%	11.85%
Net interest margin (tax equivalent)	4.06%	4.21%	4.29%	4.30%	4.39%
Efficiency ratio	59.0%	64.0%	63.2%	62.3%	61.2%

Balance Sheet Data
Average earning assets	758,261	748,878	733,693	720,664	703,339
Total loans	650,300	652,511	640,065	615,104	601,763
Allowance for loan loss	12,306	7,714	7,561	9,229	7,849
Average loans	650,606	648,026	630,439	605,872	592,948
Total deposits	671,537	658,660	656,866	636,413	628,002
Average deposits	665,498	654,216	636,702	632,500	618,066
Total assets	795,687	788,297	781,640	760,473	750,989
Average assets	797,472	784,135	768,165	758,816	741,678

Asset Quality
Net charge offs	1,211	464	2,379	128	66
Non-accrual loans	13,695	7,467	7,261	10,629	5,427
Non-performing loans	15,150	8,999	7,514	10,855	6,282
Non-performing assets	17,415	10,978	8,672	11,966	7,360
Loans over 90 days past due/total loans	0.22%	0.23%	0.04%	0.04%	0.14%
Nonperforming loans/total loans	2.33%	1.38%	1.17%	1.76%	1.04%
ALL/total loans	1.89%	1.18%	1.18%	1.50%	1.30%
ALL/nonperforming loans	81.2%	85.7%	100.6%	85.0%	124.9%

Stock Performance
Earnings (loss) per share:
Basic and diluted	$(0.15)	$0.45	$0.43	$0.33	$0.42
Market Value:
High	$22.00	$22.50	$24.00	$23.50	$22.50
Low	$17.00	$20.20	$21.75	$21.88	$22.00
Close	$17.00	$20.75	$21.75	$22.05	$22.50
Shares outstanding	5,092,230	5,133,444	5,216,770	5,242,572	5,247,432
Dividends/share	$0.20	$0.20	$0.20	$0.19	$0.19
Dividend payout ratio	137.9%	44.4%	46.6%	58.5%	45.8%
Price/Earnings ratio (prior 12 months)	16.1	x	12.9	x	13.4	x	13.7	x	13.3	x
Selling price/Book	118.6%	141.1%	150.3%	153.6%	158.5%
Book Value per share	$14.33	$14.71	$14.47	$14.36	$14.20
All per-share data is restated to reflect 100% stock dividend in 2007